Exhibit 10.1

AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2013, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereof as a Borrower (each of such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), as a joint lead arranger, and WFCF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) in light of the following:

W I T N E S S E T H

WHEREAS, Borrowers, Lenders, Agent, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger are parties to that certain Credit Agreement, dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009, as further amended by that certain Amendment Number Two to Credit Agreement and Waiver, dated as of March 4, 2010, and as further amended by that certain Amendment Number Three to Credit Agreement and Security Agreement, dated as of May 3, 2011 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrowers’ requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) The table appearing in the definition of “Applicable Unused Line Fee” on Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Average Daily Usage	Applicable Unused Line Fee

I	If the Average Daily Usage is less than $75,000,000	0.375 percentage points

II	If the Average Daily Usage is greater than or equal to $75,000,000	0.25 percentage points

(b) The table appearing in the definition of “Base Rate Margin” on Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Average Daily Availability	Base Rate Margin

I	If the Average Daily Availability is less than $75,000,000	1.00 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	0.75 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	0.50 percentage points

(c) The table appearing in the definition of “LIBOR Rate Margin” on Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Average Daily Availability	LIBOR Rate Margin

I	If the Average Daily Availability is less $75,000,000	2.00 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	1.75 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	1.50 percentage points

3. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

(a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor.

(c) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

(e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

4. Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and the Lenders as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action on the part of such Borrower or Parent, as the case may be and (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or any Guarantor, other than Permitted Liens, or (D) require any approval of any Borrower’s or any Guarantor’s interestholders or any approval or consent of any Person under any Material Contract of any Borrower or any Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(c) No registration with, consent, or approval of, or notice to, or other action by, any Governmental Authority, other than registrations, consents approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.

(f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.

(g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true, correct, and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(h) This Amendment has been entered into without force or duress, of the free will of each of Parent and each Borrower, and the decision of each of Parent and each Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

(i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

5. Release by Each Borrower and Each Guarantor.

(a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims (provided that, future claims are hereby waived, released, remised and forever discharged solely to the extent such future claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment), suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter (provided, that, claims that might arise hereafter are hereby waived, released, remised and forever discharged solely to the extent such claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment) have against any such Releasee which relates, directly or indirectly, to any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment, which relate directly or indirectly, to the Credit Agreement, any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each

Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If each Borrower and each Guarantor or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

6. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO

THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.

8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. Expenses. Each Borrower shall pay to the Agent and the Lenders all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment any documents and instruments relating thereto. In addition thereto, each Borrower agrees to reimburse Agent and the Lenders on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent or any Lender).

10. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (except as expressly stated herein), and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver (except as expressly stated herein) of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default (other than the Designated Event of Default). To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) This Amendment is a Loan Document.

(d) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

12. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

13. Reaffirmation of Obligations. Each of Parent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent and each Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof.

14. Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

15. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SKECHERS U.S.A., INC., a Delaware corporation, as Parent and as a Borrower

By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Operating Officer

SKECHERS U.S.A., INC. II, a Delaware corporation, as a Borrower

By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Operating Officer

SKECHERS BY MAIL, INC., a Delaware corporation, as a Borrower

By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Operating Officer

SAVVA’S CAFÉ, INC., a Delaware corporation, as a Borrower

By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Executive Officer

®

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Daniel Whitwer
Name:	Daniel Whitwer
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

UNION BANK, N.A., as a Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:	/s/ Jean Frammolino
Name:	Jean Frammolino
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

CIT BANK, as a Lender

By:	/s/ Kelly Hartnett
Name:	Kelly Hartnett
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wayne Glen Elliott
Name:	Wayne Glen Elliott
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement, dated as of June 30, 2009, as amended by that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009, as further amended by that certain Amendment Number Two to Credit Agreement and Waiver, dated as of March 4, 2010, and as further amended by that certain Amendment Number Three to Credit Agreement and Security Agreement, dated as of May 3, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof as a Borrower (each of such Subsidiaries, together with Parent and each other Subsidiary that becomes and party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender” as that term is thereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company (“WFCF”), as a joint lead arranger, WFCF, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger, as amended by that certain Amendment Number Four to Credit Agreement, dated as of September 30, 2013 (the “Amendment”), by and among the Borrowers, the Lenders signatory thereto, and Agent. The undersigned Guarantors each hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not violate of any material provisions of federal, state, or local law or regulation applicable to it or its Subsidiaries or of the terms of its Governing Documents, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (iv) do not and will not in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (v) do not and will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, and (vi) do not and will not require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, and agrees to the terms of the release granted in Section 5 thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Document to which it is a party (including the Partial Release); (d) agrees that each of the Loan Documents (including the Partial Release) to which it is a party is and shall remain in full force and effect; and (e) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof. Although each of the undersigned has been informed of the matters set forth herein and in the Amendment and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.

This Reaffirmation and Consent is a Loan Document.

THE VALIDITY OF THIS REAFFIRMATION AND CONSENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

SKECHERS COLLECTION, LLC,

a California limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:
Name:
Title:

SKECHERS SPORT, LLC,

a California limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:
Name:
Title:

DUNCAN INVESTMENTS, LLC,

a California limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:
Name:
Title:

SEPULVEDA BLVD. PROPERTIES, LLC,

a California limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:
Name:
Title:

SKX ILLINOIS, LLC,

an Illinois limited liability company

By:	SKECHERS U.S.A., INC., its sole member and manager

By:
Name:
Title:

SKECHERS R.B., LLC,

a Delaware limited liability company

By:
Name:
Title: